SECURITIES AND EXCHANGE COMMISSION
             WASHINGTON, D.C. 20549
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                   FORM 8-K
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                 CURRENT REPORT
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        PURSUANT TO SECTION 13 OR 15(D) OF
        THE SECURITIES EXCHANGE ACT OF 1934
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Date of Report (Date of earliest event reported):
                October 26, 2000
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            TIDALWAVE HOLDINGS, INC.
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  (Exact Name of Registrant as Specified in Its
                     Charter)
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                     Florida
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  (State or Other Jurisdiction of Incorporation)
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
            0-26187                             65-0693777
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   (Commission File Number)           (IRS Employer Identification No.)
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1831 NE 45th Street, Fort Lauderdale, Florida       33308
(Address of Principal Executive Offices)           (Zip Code)
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                (954) 255-6753
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    (Registrant's Telephone Number, Including
                   Area Code)
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    (Former Name or Former Address, if Changed
                Since Last Report)
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS
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Pursuant to a Stock Purchase Agreement and Share
Exchange (the "Agreement") effective October 27,
2000, Tidalwave Holdings, Inc, a Florida
Corporation ("Tidalwave" or the "Company"),
received all of the common outstanding shares of
First American Mortgage Securities, Inc. a Florida
Corporation ("FAMS"), whereby FAMS became a wholly
owned subsidiary of Tidalwave in consideration for
the issuance of a total of 4,000,000 Tidalwave
common shares ($0.001 par value per share) and
14,512,500 Tidalwave preferred shares ($0.001 par
value per share) of "restricted" stock to the FAMS
shareholders.  Such shares are valued at
$6,000,000 as set forth as follows:
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$  600,000 @ $0.15    4,000,000 Common
$2,700,000 @ $0.25   10,800,000 Preferred
$1,350,000 @ $0.50    2,700,000 Preferred
$  675,000 @ $1.00 -    675,000 Preferred
$  675,000 @ $2.00 -    337,500 Preferred
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Such shares are "restricted" in accordance with
Rule 144 of the Securities Act of 1933.  After the
closing of the Agreement, the directors of FAMS
will be J.R. Stirling and L. Edward Bache, Sr.
J.R. Stirling shall be the President and Secretary
of FAMS.  In addition, J.R. Stirling and L. Edward
Bache, Sr. signed agreements with Tidalwave to
serve on its Board of Directors.  The following
sets forth the background for both J.R. Stirling
and L. Edward Bache, Sr.:
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J.R. STIRLING, 60, was appointed as a Director of
Tidalwave on October 30, 2000 and President and
Secretary of First American Mortgage Securities,
Inc. ("FAMS") since 1996.  As the President of
FAMS he has been responsible for the full
administration and operations of the Company which
is a mortgage banker in both the residential and
commercial divisions.  Mr. Stirling began his
career in the mortgage services industry in 1993
working as a loan officer for Ameritrust Funding
Corporation and in 1994 being appointed the
Correspondent Director for Ameritrust.  From 1994
to 1995 he was the marketing Director for Creative
Mortgage Securities, Inc. where he was responsible
for marketing wholesale mortgage programs to
mortgage brokers.  In 1995 he was President and
Marketing Director of American Mortgage
Securities, Inc. and was responsible for all of
AMS' administration and marketing.  From 1980-1993
to he was the owner and principal of Donzi Marine
of West Florida, Inc. which bought, sold and
operated small businesses in the manufacturing,
marine and finance fields.   Mr. Stirling
graduated from the Detroit Institute of Technology
in 1965 with a degree in Business Administration.
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L. EDWARD BACHE, SR., 45, was appointed as a
Director of Tidalwave on October 30, 2000 and
Managing Director of First American Mortgage
Securities, Inc. ("FAMS") in 1999.  His
responsibilities include the day to day pipeline
management,  asset disposition and risk
management.  He developed the FAMS Conduit in
partnership with American Mortgage Securities,
Inc.  He assisted in the development of FAMS'
mortgage trading and online underwriting center at
AMSTrading.com.  He has been in the mortgage
services industry since 1985 when he was the Vice
President of First City Federal.  At First City
Federal, Mr. Bache developed a Manufactured
Housing conduit working with American Bankers
Insurance and Norwest Modern Home Capital.  In
such capacity he participated in numerous
securitizations.    From 1992-1995 he was the Vice
President of American Mortgage Securities.  His
responsibilities included the handling of mortgage
and securities trading and pipeline management.
From 1995 to 1999 he was the Managing Director of
Ameritrust Funding Corp.
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The Acquisition was approved by the unanimous
consent of the Board of Directors of the Company
and FAMS on October 27, 2000.  The Board of
Directors of Tidalwave believes that this
transaction will advance the interests of the
Company by adding a mortgage services business to
its asset base.  Also, the addition of Mr.
Stirling, Mr. Bache and the FAMS staff will allow
the Company to undertake a much broader and more
extensive mortgage services program.
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ITEM 7. FINANCIAL STATEMENTS
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No Financial Statements are filed herewith.  The
Registrant shall file the required financial
statements by amendment hereto not later than 60
days after the date that this Current Report on
Form 8-K is filed.
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Index to Exhibits
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2.1     Stock Purchase Agreement and Share
        Exchange and Exhibits
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                 SIGNATURES
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Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly
caused this report to be signed on its behalf by
the undersigned hereunto duly authorized.
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                       Tidalwave Holdings, Inc.,
                       a Florida Corporation
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                       By:/s/ Leon Kline
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                              Leon Kline
                              President
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DATED: November 10, 2000
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